UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2003


                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                      1-11903                   72-2648842
----------------------------       ----------------      -----------------------
(State or other jurisdiction       (Commission File      (IRS Employer
 of incorporation)                  Number)               Identification Number)


                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 295-1000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         99.1     Slide show presentation, dated March 10, 2003.

         * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.  REGULATION FD DISCLOSURE

         MeriStar Hospitality Corporation is furnishing the slide presentation to be used at its investor and analyst meeting to be webcast on Monday, March 10, 2003 at 2:00 p.m. ET, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item. The slide presentation will also be posted on MeriStar's website at www.meristar.com.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2003

                                   MERISTAR HOSPITALITY CORPORATION



                                   By: /s/ Jerome J. Kraisinger
                                       -------------------------------------
                                       Jerome J. Kraisinger
                                       Executive Vice President, Secretary
                                         and General Counsel


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                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

99.1            Slide show presentation, dated March 10, 2003.